UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2021

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

001-40471	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd., Suite 221 Fort Lauderdale, Florida 33316
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SBEV	NYSE American
Warrants to Purchase Common Stock	SBEV WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 10, 2021, Splash Beverage Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) between the Company and Kingswood Capital Markets, division of Benchmark Investments, LLC, as representative (the “Representative”) of the several underwriters named in the Underwriting Agreement, relating to the Company’s underwritten public offering (the “Offering”) of common stock, no par value per share (the “Common Stock”) and warrants to purchase one share of Common Stock (the “Warrants”). Pursuant to the Underwriting Agreement, the Company agreed to sell 3,750,000 shares of Common Stock and 3,750,000 Warrants to the underwriters at a combined public offering price of $4.00 per share of Common Stock and Warrant (the “Offering Price”), and granted the Representative a 45-day over-allotment option to purchase up to 562,500 additional shares of Common Stock and 562,500 additional Warrants, equivalent to 15% of the shares of Common Stock and Warrants sold in the Offering (the “Option”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-255091) (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the underwriters may be required to make because of any of those liabilities. In exchange for the underwriters’ services, the Company agreed to (i) sell the Common Stock and Warrants to the underwriters at a combined purchase price of $3.64 per share of Common Stock and Warrant, reflecting the underwriting discount of 8% and 1% non-accountable expense allowance granted to the underwriters, and (ii) issue the Representative (or its designees) warrants to purchase shares of Common Stock equal to 4.0% of the aggregate number of shares of Common Stock sold in the Offering (the “Representative’s Warrants”).

The Offering closed on June 15, 2021, and the Company sold 3,750,000 shares of Common Stock and 4,312,500 Warrants to the underwriters, which includes 562,500 Warrants sold upon the partial exercise of the Option, for total gross proceeds of approximately $15 million. After deducting the underwriting commissions, discounts, and offering expenses payable by the Company, the Company received net proceeds of approximately $13.2 million.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Representative’s Warrants

On June 15, 2021, pursuant to the Underwriting Agreement, the Company issued the Representative’s Warrants to purchase up to an aggregate of 150,000 shares of Common Stock. The Representative’s Warrants may be exercised beginning on December 10, 2021 until June 10, 2026. The initial exercise price of each Representative Warrant is $4.60 per share, which represents 115% of the Offering Price.

 The foregoing summary of the Representative’s Warrants is qualified in its entirety by reference to the full text of the form of Representative’s Warrant, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Agent Agreement

On June 15, 2021, the Company also entered into a Warrant Agent Agreement with Equiniti Trust Company (“Warrant Agent Agreement”), pursuant to which Equiniti Trust Company agreed to act as transfer agent with respect to the Warrants. The foregoing summary of the Warrant Agent Agreement is qualified in its entirety by reference to the full text of the form of Warrant Agent Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on April 23, 2021, on April 21, 2021, the stockholders of the Company representing a majority of the voting power of the outstanding capital stock of the Company, in lieu of a special meeting of the stockholders, approved by written consent, an amendment to the Articles of Incorporation, as amended (the “Articles”) to effect a reverse stock split of the Company’s issued and outstanding shares of common stock by a ratio of not less than 1-for-1.5 and not more than 1-for-10.

Following the approval by the stockholders, the Board approved a 1-for-3 reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). On June 8, 2021, the Company filed with the Secretary of State of Colorado a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Articles to effect the Reverse Stock Split. The Reverse Stock Split became effective on June 11, 2021.

A copy of the Certificate of Amendment is furnished hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On June 10, 2021 and June 15, 2021, the Company issued press releases announcing the pricing of the Offering and the closing of the Offering, respectively. Copies of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 10, 2021, between the Company and Kingswood Capital Markets, division of Benchmark Investments, LLC., as representative of the underwriters named therein
3.1	Certificate of Amendment to Articles of Incorporation of Splash Beverage Group
4.1	Form of Investor Warrant
4.2	Form of Representative Warrant
10.1	Warrant Agreement, dated as of June 15, 2021, between the Company and Equiniti Trust Company
99.1	Press release dated June 10, 2021
99.2	Press release dated June 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2021

SPLASH BEVERAGE GROUP, INC.

/s/ Dean Huge
Dean Huge Chief Financial Officer